Lincoln Level Advantage® B-Share Individual Variable and Index-Linked Annuity Contracts
Updating Summary Prospectus for Current Contractowners

May 1, 2026
This updating summary prospectus summarizes certain changes to key features of the Lincoln Level Advantage® B-Share variable and Index-Linked Annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
You should read this updating summary prospectus carefully, particularly the section titled Important Information You Should Consider about the Lincoln Level Advantage® B-Share contract.
The prospectus for the Lincoln Level Advantage® B-Share variable and Index-Linked Annuity contract contains more information about the Contract’s features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
All prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus.

Updated Information About Your Contract
The information in this Updating Summary Prospectus is a summary of certain contract features that have changed since the Updating Summary Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract, and not all changes may be applicable to you.
Summary of Contract Changes:
Purchase Payments. You must obtain our approval for a Purchase Payment totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
Summary of Investment Option Changes:
The following is a summary of changes to the list of Investment Options available under the Contract. Additional information is available in Appendix A – Investment Options Available Under The Contract.
Fund Name Changes:

Former Fund Name	New Fund Name
LVIP SSGA International Index Fund	LVIP State Street International Index Fund
LVIP SSGA S&P 500 Index Fund	LVIP State Street S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund	LVIP State Street Small-Cap Index Fund

Important Information You Should Consider About the Lincoln Level Advantage® B-Share Variable and Index-linked Annuity Contract
	FEES, EXPENSES AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
A surrender charge may apply to a surrender or withdrawal of a Purchase Payment prior to the 6th anniversary since the Purchase Payment was invested, up to 7% of the amount withdrawn, declining to 0% over that time period. For example, if you make a withdrawal of $100,000 during the first year after your Purchase Payment, you could be assessed a charge of up to $7,000 on the Purchase Payment withdrawn. A surrender charge will not apply if your surrender or withdrawal is made after the 6th anniversary since a Purchase Payment was invested. This loss will be greater if there is a negative
Contract Adjustment based on Interim Values, taxes or tax penalties.
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a
Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also have to pay a surrender charge, taxes, and tax penalties. Contract Adjustments are applied to withdrawals, surrenders, transfers, annuitizations and Death Benefit payments prior to the End Date of an Indexed Term.
●Fee Tables ●Fee Tables – Examples ●Charges and Adjustments – Surrender Charge ●Charges, Other Expenses, and Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges other than surrender charges.			●Fee Tables ●Charges and Adjustments
Are There Ongoing Fees and Expenses (annual charges)?
Yes:
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees and expenses you will pay each year based on the options you have elected.
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance
Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate.
This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
These implicit ongoing fees are not reflected in the tables below. The tables below describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees and expenses you will pay each year based on the options you have elected. Additionally, in certain cases your Contract Value may be subject to a negative
Interim Value adjustment.
●Fee Tables ●Fee Tables – Examples ●Charges and Adjustments – Surrender Charge
	Annual Fee	Minimum	Maximum
	Base Contract – Account Value Death Benefit	1.13%[1]	1.13%[1]
	Base Contract – Guarantee of Principal Death Benefit	1.30%[1]	1.30%[1]
	Fund fees and expenses	0.48%[2]	1.18%[2]
	Optional benefits available for an additional charge	0.40%[3]	0.40%[3]
1As a percentage of average Contract Value. These fees are not applied against Contract Value invested in the Indexed Accounts.

	FEES, EXPENSES AND ADJUSTMENTS		Location in Prospectus
2As a percentage of fund net assets, before expense reimbursements or fee waiver arrangements.
3As a percentage of average Account Value in the Subaccounts and the Indexed Accounts.

Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative
Contract Adjustments that substantially increase costs.

	Lowest Annual Cost: $1,879	Highest Annual Cost: $3,205
	Assumes:	Assumes:

●Investment of $100,000 (to the
Subaccounts only)
●5% annual appreciation
●Least expensive fund fees and
expenses
●No optional benefits
●No surrender charges
●No additional Purchase Payments,
transfers, or withdrawals

●Investment of $100,000 (to the
Subaccounts only)
●5% annual appreciation
●Most expensive combination of
optional benefits, fund fees and
expenses
●No surrender charges
●No additional Purchase Payments,
transfers, or withdrawals

	RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the VAA portion of this Contract (the
Subaccounts), including loss of principal.
●You can lose money by investing in the Indexed Accounts of this Contract. Your investments in the Indexed Account are subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level, 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection
Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an
Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Principal Risks of Investing in the Contract ●Investments of the Variable Annuity Account

	RISKS	Location in Prospectus
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed
Term. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term.
●A surrender or withdrawal may result in surrender charges. Any surrender charge will reduce the value of your Contract or the amount of money that you actually receive.
Withdrawals taken prior to the end of an Indexed Term may result in a negative
Contract Adjustment based on the Interim Value and loss of positive Index performance. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed Segment Maturity
Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Maturity Value into a new Indexed
Segment with the same Crediting Method, Indexed Term, Index and Protection
Method, if available. A new rate will apply based on the Indexed Segment you select.
If the same type of Indexed Segment is not available, your Segment Maturity Value will be moved to the LVIP PIMCO Low Duration Bond Fund and will not be eligible for reallocation into another Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Charges and Adjustments ●Surrenders and Withdrawals

	RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Subaccounts and Indexed Accounts you choose. Performance can vary depending on the performance of the mutual funds underlying the Separate Accounts and the Indexes linked to the Indexed Accounts.
●Each Subaccount and Indexed Account has its own unique risks and you should review the available Investment Options before making an investment decision.
●For the Indexed Accounts, the Crediting Method you select may limit positive
(upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index return is 12% and the Performance Cap is 10%, we will credit 10% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index return is 20% and the Participation Rate is 90%, we will credit 18% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the Index return is
12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Spread Rate, and the Index return is 20% and the
Spread Rate is 5%, we will credit 15% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and the Index return is 12% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or Dual Plus may provide for a positive Performance Rate even in the event of a negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in significant loss.
●The Protection Level will limit negative (downside) Index returns. For example, if the
Index return is -25% and the Protection Level is 10%, we will deduct 15% (the amount that exceeds the Protection Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the
Indexed Term.
●Each Index is a “price return Index,” not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the
Index to underperform a direct investment in the securities composing the Index.
This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
●Principal Risks of Investing in the Contract ●Investments of the Variable Annuity Account ●Appendix A – Investment Options Available Under the Contract
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting
www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●Not all Investment Options may be available under your Contract.
●The frequency of transfers between Investment Options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable
Subaccount.
●We reserve the right to remove or substitute any Subaccounts or Indexed Accounts as Investment Options that are available under the Contract.
●You are generally restricted to no more than 12 transfers between Investment
Options per Contract Year.
●You cannot reallocate from an Indexed Account to another Indexed Account except on an Indexed Anniversary. If you transfer from an Indexed Account to a variable
Subaccount and it is not at the end of the Indexed Term, any such transfer will be based on the Interim Value of the Indexed Account. If you do not want to remain invested in an Indexed Account until the end of the Indexed Term, your only options are to make withdrawals out of the Indexed Accounts, transfer to a variable
Subaccount or surrender the Contract. The amount you would receive or transfer would be based on the Interim Value.
●All Indexed Segments must begin on the Indexed Anniversary Date. All future
Indexed Terms must begin on the same Indexed Anniversary Date. This means that after the initial Indexed Segment is created, you can only allocate future Purchase
Payments or market transfers of Contract Value to the Indexed Accounts one time a year. If you have more than one 3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
●We determine and provide the available Indexed Accounts and applicable rates for the
Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date. We may not offer new Indexed Segments for the
Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses. Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End Date of an
Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting
Method or Protection Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold.
●We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of
Contractowners. New or substitute funds may have different fees and expenses and may only be offered to certain classes of Contractowners. Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments, or
Contract Value, or both, at any time in our sole discretion. In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio.
●Principal Risks of Investing in the Contract ●Investments of the Variable Annuity Account ●Appendix A – Investment Options Available Under the Contract ●Appendix C - Broker-Dealer Material Variations

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●i4LIFE® Indexed Advantage:
●A minimum level of Contract Value is required to elect.
●Only available with Indexed Accounts with 1-year Indexed Terms.
●Must be elected at the time of issue or on any Indexed Anniversary Date.
●Withdrawals will reduce the Death Benefit.
●The Contract will terminate when any Death Benefit is paid due to the death of the
Annuitant.
●Benefits availability may vary by state of issue or selling broker-dealer. All variations, if material, will be disclosed in the prospectus.
●Benefits Available Under the Contract ●i4LIFE® Indexed Advantage ●Appendix C - Broker-Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your registered representative may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm. (Your investment professional may be your broker-dealer, investment adviser, insurance agent, or someone else).
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

Appendix A — Investment Options Available Under The Contract
Variable Options
The following is a list of funds currently available under the Contract. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
High total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds® IS Asset Allocation Fund - Class 4 advised by Capital Research and Management Company	0.79%	15.59%	8.70%	9.50%
Growth of capital.	American Funds® IS Growth Fund - Class 4 advised by Capital Research and Management Company	0.83%	19.93%	13.09%	17.67%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.80%	11.49%	9.83%	10.31%
To provide capital appreciation.	First Trust Capital Strength Portfolio - Class I	1.10%	5.70%	7.07%	N/A
To provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I5	1.18%	5.30%	3.98%	6.68%
Long-term capital appreciation; preservation of capital is also an important consideration.	Franklin Rising Dividends VIP Fund - Class 4	0.99%	11.66%	9.38%	11.98%
To achieve a high level of total return on its assets through a combination of capital appreciation and current income.	Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares[4] This fund is not available in contracts issued on or after June 21, 2021.	0.59%	10.82%	9.89%	11.11%
High total investment return.	LVIP BlackRock Global Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	18.41%	5.84%	N/A
Current income while maintaining a stable value of the investors' shares and preserving the value of the investors' initial investment.	LVIP Government Money Market Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	3.71%	2.79%	1.70%
To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	LVIP JPMorgan Core Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.71%	7.15%	-0.29%	1.85%
Capital appreciation.	LVIP MFS Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.86%[2]	12.78%	9.72%	9.82%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
To seek a high level of current income consistent with preservation of capital.	LVIP PIMCO Low Duration Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.85%[2]	5.21%	1.65%	1.99%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP State Street International Index Fund - Service Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA International Index Fund)	0.63%[2]	30.85%	8.39%	7.73%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP State Street S&P 500 Index Fund - Service Class[3] advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA S&P 500 Index Fund)	0.48%	17.30%	13.88%	14.26%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP State Street Small-Cap Index Fund - Service Class advised by Lincoln Financial Investments Corporation (formerly LVIP SSGA Small-Cap Index Fund)	0.63%[2]	12.18%	5.47%	8.90%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
Investments in Macquarie VIP Series, Macquarie Funds, LVIP Macquarie Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
4
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
5
Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
6
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

Indexed Accounts
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15%	Protection Level	1.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.00%	Performance Cap
S&P 500® Price Return Index[1,2] This Indexed Account is available for all contracts purchased on or after June 20, 2023.	Market Index	1-Year	Point-to-Point	100%	Protection Level	0.10%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Cap
Capital Strength Net Fee IndexSM 1, 3 This Indexed Account is available for all contracts purchased on or after June 20, 2023.	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.00%	Performance Cap
MSCI EAFE Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Cap
Nasdaq-100 Price Return Index®1	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.00%	Performance Cap
S&P 500® Price Return Index[1] This Indexed Account is available for all contracts purchased on or before February 18, 2025.	Market Index	6-Year	Point-to-Point	10%	Protection Level	10.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	10.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	25%	Protection Level	10.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.00%	Performance Cap
Russell 2000® Price Return Index[1] This Indexed Account is available for all contracts purchased on or before February 18, 2025.	Market Index	6-Year	Point-to-Point	10%	Protection Level	10.00%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.00%	Performance Cap

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.00%	Performance Cap
Capital Strength Net Fee IndexSM 1, 3 This Indexed Account is available for all contracts purchased on or before February 18, 2025.	Market Index	6-Year	Point-to-Point	10%	Protection Level	10.00%	Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.00%	Performance Cap
Capital Strength Net Fee IndexSM 1, 3 This Indexed Account is available for all contracts purchased on or after May 2023.	Market Index	6-Year	Point-to-Point	30%	Protection Level	10.00%	Performance Cap
First Trust American Leadership IndexTM 1, 3 This Indexed Account is available for all contracts purchased on or before February 18, 2025.	Market Index	6-Year	Point-to-Point	10%	Protection Level	10.00%	Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	6-Year	Point-to-Point	20%	Protection Level	10.00%	Performance Cap
MSCI EAFE IndexTM 1 This Indexed Account is available for all contracts purchased on or before February 18, 2025.	Market Index	6-Year	Point-to-Point	10%	Protection Level	10.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
Capital Strength Net Fee IndexSM1, 3	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
First Trust American Leadership IndexSM1, 3	Market Index	3-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
S&P 500® Price Return Index[1] This Indexed Account is available for all Contractowners on or after November 20, 2023.	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
Russell 2000® Price Return Index[1] This Indexed Account is available for all Contractowners on or after November 20, 2023.	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
Capital Strength Net Fee IndexSM 1, 3 This Indexed Account is available for all Contractowners on or after November 20, 2023.	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
First Trust American Leadership IndexTM1, 3 This Indexed Account is available for all Contractowners on or after November 20, 2023.	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
MSCI EAFE Index[1] This Indexed Account is available for all Contractowners on or after November 20, 2023.	Market Index	6-Year	Point-to-Point	10%	Protection Level	15.00%	Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	25.00%	Maximum Spread Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15%	Protection Level	25.00%	Maximum Spread Rate
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Point-to-Point	15%	Protection Level	25.00%	Maximum Spread Rate
First Trust American Leadership IndexTM 1, 3	Market Index	6-Year	Point-to-Point	15%	Protection Level	25.00%	Maximum Spread Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.00%	Performance Trigger Rate

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection		Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20%	Protection Level	1.00%	Performance Trigger Rate
Nasdaq-100® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15%	Protection Level	1.00%	Performance Trigger Rate
First Trust American Leadership IndexTM 1, 3	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Performance Trigger Rate
S&P 500® Price Return Index[1] This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Dual Performance Trigger Rate
Russell 2000® Price Return Index[1] This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 3 This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 3 This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	1-Year	Point-to-Point	10%	Protection Level	1.00%	Dual Performance Trigger Rate
S&P 500® Price Return Index[1] This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.00%	Performance Cap
Russell 2000® Price Return Index[1] This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.00%	Performance Cap
Capital Strength Net Fee IndexSM 1, 3 This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.00%	Performance Cap
First Trust American Leadership IndexTM 1, 3 This Indexed Account is available for all contracts purchased on or after August 21, 2023, subject to state availability.	Market Index	6-Year	Point-to-Point	15%	Dual Plus	15.00%	Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.00%	Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.00%	Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Annual Lock	10%	Protection Level	1.00%	Performance Cap
MSCI EAFE Index[1]	Market Index	6-Year	Annual Lock	10%	Protection Level	1.00%	Performance Cap
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
3 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap below 10.00% on a Performance Cap Indexed Account, or below 15.00% on a Dual15 Plus Indexed Account. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. We will not offer a Spread Rate Indexed Account with a Spread Rate greater than 25.00%. However, we reserve the right to add and remove Indexed Accounts and to offer

Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.

This updating summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos.:
333-222786; 811-08517
333-273746; N/A
EDGAR Contract Identifier:
C000199854;
C000261532